UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2022   (March 16, 2022)

BION ENVIRONMENTAL TECHNOLOGIES, INC.

Exact name of Registrant as Specified in its Charter

Colorado	000-19333	84-1176672
State or Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification Number

9 East Park Court

Old Bethpage, New York 11804

Address of Principal Executive Offices, Including Zip Code

516-586-5643

Registrant's Telephone Number, Including Area Code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 23, 2022 Bion Environmental Technologies, Inc. (‘Bion’ or the “Company”) entered into an agreement to sell domain name <biontech.com> and other related assets to BioNTech SE (“BNTX”) for the sum of $950,000 (before expenses related to the transaction) which sale is expected to be closed/completed before the end of March 2022 (See Exhibit 10.1).

The Company has been using www.bionenviro.com as its primary website (and domain) since July 2021. The Company has not been using biontech.com as its primary website since July 2021 so domain name <biontech.com> no longer represented a core asset of the Company.

As was previously reported, on July 17, 2021, our historical website domain – biontech.com – and email services were compromised and disabled. Research indicated that an unknown party had ‘hijacked’ the domain in a theft attempt. On September 10, 2021, the Company filed a federal lawsuit ‘in rem’ to recover the <biontech.com> domain and against the unknown ‘John Doe’ who hacked and attempted to steal the website. The litigation was filed in the United States District Court for the Eastern District of Virginia, Alexandria Division under the heading ‘Bion Environmental Technologies, Inc., Plaintiff, vs John Doe and <biontech.com>, Defendants’ (Case No. 1:21-cv-01034), seeking recovery of the domain name and other relief as set forth therein. On November 19, 2021, the United States District Court for the Eastern District of Virginia, Alexandria Division issued an order stating that “… ORDERED, ADJUDGED and Decreed that plaintiff Bion Environmental Technologies, Inc. (‘plaintiff’) Is the lawful owner of domain name <biontech.com> ….” under the heading ‘Bion Environmental Technologies, Inc., Plaintiff, vs John Doe and <biontech.com>, Defendants’ (Case No. 1:21-cv-01034) and Bion subsequently re-gained control of domain name <biontech.com>.

To send emails to Bion personnel, use the same name identifier previously used, but in the address, substitute ‘bionenviro.com’ for ‘biontech.com’: For example, cscott@biontech.com (no longer functional)

will now be cscott@bionenviro.com and mas@biontech (no longer functional) will now be mas@bionenviro.com.

Item 7.01  Regulation FD Disclosure.

A: On March 16, 2022, the Company issued a press release entitled “Bion Receives Fourth U.S. Patent on Advanced Livestock Waste Treatment Technology” which press release has been placed on the Investors page of our website.

B: On March 16, 2022 the Company placed an updated version of “Bion’s Beef Opportunity” on our website.

C: On March 23, 2022 the Company issued a press release entitled “Bion to Participate in the 2022 Virtual Growth Conference Presented by Maxim Group LLC” which press release has been placed on the Investors page of our website.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Agreement with BioNTech SE re sale/purchase of domain name <biontech.com>
99.1	Press Release entitled “Bion Receives Fourth U.S. Patent on Advanced Livestock Waste Treatment Technology”
99.2	Press Release entitled “Bion to Participate in the 2022 Virtual Growth Conference Presented by Maxim Group LLC”
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BION ENVIRONMENTAL TECHNOLOGIES, INC.

	By:	/s/ Mark A. Smith
Date: March 25, 2022		Mark A. Smith, President